SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C.  20549

     FORM 8-K

     CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF
     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

     JANUARY 11, 1995

     HECHINGER COMPANY
     (Exact name of registrant as specified in its charter)

     Delaware                        0-7214                    52-1001530

     (State or other               (Commission              (I.R.S. Employer
     jurisdiction of               File Number)              Identification
     incorporation)                                              Number)

     3500 Pennsy Drive
     Landover, MD                                                  20785
     (Address of principal executive offices)                    (zip code)

                                 (301) 341-1000
              (Registrant's telephone number, including area code)


     Item 5.   Other Events.

               On January 11, 1995, Hechinger Company issued the press release attached as Exhibit 99 hereto and incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  Exhibits.

     Exhibit No.

          99        Press release dated January 11, 1995.


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Hechinger Company

                                   By:  /s/ W. CLARK McCLELLAND

                                        W. Clark McClelland
                                        Executive Vice President and
                                          Chief Financial Officer

     Date:        January 11, 1995


                                  EXHIBIT INDEX

          Exhibit No.              Description        Sequential
                                                        Page

            99          Press release dated January 11, 1995


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